UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                Current Report Pursuant To Section 13 Or 15(d) Of
                      The Securities Exchange Act Of 1934


                         Date Of Report: April 22, 2002
                        (Date Of Earliest Event Reported)


                           MONTEREY BAY BANCORP, INC.
             (Exact Name Of Registrant As Specified In Its Charter)


                  DELAWARE                            77-0381362
      (State Or Other Jurisdiction Of      (I.R.S. Employer Identification
       Incorporation Or Organization)                  Number)



                         Commission File Number: 0-24802


              567 Auto Center Drive, Watsonville, California 95076
               (Address Of Principal Executive Offices)(Zip Code)


                                (831) 768 - 4800
              (Registrant's Telephone Number, Including Area Code)


                             WWW.MONTEREYBAYBANK.COM
                          (Registrant's Internet Site)


                            INFO@MONTEREYBAYBANK.COM
                     (Registrant's Electronic Mail Address)

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Item 5. Other Events

     On April 22, 2002, Monterey Bay Bancorp, Inc. ("Registrant" and "Company") issued a press release that announced financial and operating results for the three month period ended March 31, 2002.


Item 7. Financial Statements and Exhibits

        (c)  Exhibits

        The following Exhibits are filed as part of this Report:

               99.1 Press Release dated April 22, 2002.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      Monterey Bay Bancorp, Inc.
                                                                    (Registrant)




Date:   April 22, 2002        By:    /s/ C. Edward Holden
                                     --------------------
                                     C. Edward Holden
                                     Chief Executive Officer
                                     President
                                     Vice Chairman Of The Board Of Directors



Date:   April 22, 2002        By:    /s/ Mark R. Andino
                                     ------------------
                                     Mark R. Andino
                                     Chief Financial Officer
                                     Treasurer
                                     (Principal Financial & Accounting Officer)


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                                  EXHIBIT INDEX


Exhibit Number                Exhibit
--------------                -------
Exhibit 99.1                  Press Release Dated April 22, 2002


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